UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2024

STRATTEC SECURITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-25150	39-1804239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 West Good Hope Road, Milwaukee, Wisconsin 53209

(Address of Principal Executive Offices, and Zip Code)

(414) 247-3333

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2024, the shareholders of STRATTEC SECURITY CORPORATION (the "Company") approved the STRATTEC SECURITY CORPORATION 2024 Equity Incentive Plan (“EIP”), as disclosed by the Company in its Current Report on Form 8-K filed on October 23, 2024 and filed as Exhibit 10.1 thereto. On October 25, 2024, the Company's President and Chief Executive Officer, Jennifer L. Slater, received the following long-term equity awards under the EIP consistent with the disclosures in the Current Report on Form 8-K filed by the Company on June 14, 2024 and the Employment Agreement filed as Exhibit 10.1 thereto:

•
In connection with the beginning of Ms. Slater's tenure as CEO, sign-on awards consisting of:
o
a grant of 12,618 shares of restricted stock subject to vesting on July 1, 2025, as qualified by the Restricted Stock Award Agreement attached hereto as Exhibit 10.1 and incorporated by reference, and
o
a grant of 25,236 shares of restricted stock, vesting in two equal installments on July 1, 2026 and July 1, 2027, as qualified by the Restricted Stock Award Agreement attached hereto as Exhibit 10.2 and incorporated by reference;
•
In connection with the Company’s long-term incentive program, initial annual awards consisting of:
o
a grant of 16,878 shares of restricted stock subject to vesting in three equal installments on October 25, 2025, 2026, and 2027, as qualified by the Restricted Stock Award Agreement attached hereto as Exhibit 10.3 and incorporated by reference; and
o
a grant of 16,878 performance restricted stock units which will vest, if at all, based on levels of the Company’s EBITDA percentage performance over the three-year performance period from July 1, 2024 through June 30, 2027.

The foregoing summary of the restricted stock and performance restricted stock unit awards is not complete and is qualified in its entirety by reference to the award agreements, copies of which are attached to this Current Report on Form 8-K as the exhibits referenced above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Restricted Stock Award Agreement between the Company and Jennifer L. Slater, dated as of October 25, 2024
10.2	Restricted Stock Award Agreement between the Company and Jennifer L. Slater, dated as of October 25, 2024
10.3	Restricted Stock Award Agreement between the Company and Jennifer L. Slater, dated as of October 25, 2024
10.4	Performance Restricted Stock Unit Award Agreement between the Company and Jennifer L. Slater, dated as of October 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATTEC SECURITY CORPORATION

By: /s/ Dennis P. Bowe

Dennis P. Bowe, Vice President and

Chief Financial Officer

Date: October 31, 2024